================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2006

                                    RPC, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

          Delaware                        1-8726                 58-1550825
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01. Entry into a Material Definitive Agreement.

On April 25, 2006, during the annual meeting of stockholders of RPC, Inc. ("RPC"), the stockholders approved the Performance-Based Incentive Cash Compensation Plan (the "Plan"). The material terms of the Plan were previously reported in the Company's Proxy Statement dated April 4, 2006, under the caption "Proposal to Approve the Performance-Based Incentive Cash Compensation Plan for the Executive Officers." The Plan is attached to this Current Report as an exhibit.

The Compensation Committee established the target incentive award under the Plan for the Chief Executive Officer and for the other members of executive management at the following amounts:

              Officer                        Percentage of Base Salary
              -------                        -------------------------
Chairman                                                100%
Chief Executive Officer                                 100%
Vice President and Secretary                             40%
Chief Financial Officer and Treasurer                    80%

The maximum bonus award for each participant under the Plan for 2006 was established at 150% of such participant's base salary. The performance criteria applicable to the Chief Executive Officer and the rest of executive management for 2006 under the Plan are determined based solely on corporate performance. The Compensation Committee established corporate performance goals for 2006 under the Plan based on return on invested capital, with specific goals established by review of peer groups and prior year results.

ITEM 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements

      (b)   Pro Forma Financial Information

      (c)   Shell Company Transactions

      (d)   Exhibits

Exhibit Number       Description
--------------       -----------
     10.1            Performance-Based Incentive Cash Compensation Plan

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RPC, Inc.

Date: April 28, 2006                    By: /s/ Ben M. Palmer
                                            ---------------------------------
                                               Ben M. Palmer
                                               Vice President,
                                               Chief Financial Officer and
                                               Treasurer


                                      -3-